UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 30, 2020

STRATA SKIN SCIENCES, INC.
(Exact Name of Registrant Specified in Charter)

Delaware	000-51481	13-3986004
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

5 Walnut Grove Drive, Suite 140, Horsham, Pennsylvania	19044
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:   215-619-3200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SSKN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On December 30, 2020, STRATA Skin Sciences, Inc. (the “Company”) filed an amendment (the “Amendment”) to its Fifth Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which became effective on December 30, 2020.  The Amendment was previously approved by the Company’s board of directors and, as described in Item 5.07 to this Current Report on Form 8-K, was approved by the Company’s stockholders.

The Amendment contains the following provisions:

•
unless the Company consents in writing to the selection of an alternative forum, designate the Court of Chancery of the State of Delaware (or, in the event that the Chancery Court does not have jurisdiction, the federal district court for the District of Delaware) to be the sole and exclusive forum for (i) any derivative action, suit or proceeding brought on behalf of the Company; (ii) any action, suit or proceeding asserting a claim of breach of a fiduciary duty owed by any of the Company's directors, officers, employees or agent to the Company or its stockholders; (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, the Company’s certificate of incorporation or the Company’s bylaws; or (iv) any action asserting a claim governed by the internal affairs doctrine; provided that, the exclusive forum provision will not apply to suits brought to enforce any liability or duty created by the Securities Exchange Act of 1934, as amended, or any other claim for which the federal courts of the United States have exclusive jurisdiction;

•
unless the Company consents in writing to the selection of an alternative forum, designate the federal district courts of the United States as the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment filed as Exhibit 3.1 hereto, which is incorporated herein by reference.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On December 30, 2020, the Company held its annual meeting of stockholders (the “Annual Meeting”). The matters voted upon were:

(1) the election of six director nominees to the Company’s board of directors to serve until the next annual meeting of the Company’s stockholders or until their successors are elected and qualify, subject to their prior death, resignation or removal;

(2) to approve the Amendment;

(3) to consider an advisory vote to approve the compensation of the Company’s named executive officers;

(4) to ratify the selection by the Audit Committee of the Board of Directors of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020; and

(5) to approve such other business as may properly come before the meeting or any adjournment thereof.

The results of the voting were as follows:

(1) Each of the director nominees to the Company’s board of directors was elected:

Nominees	Votes For	Votes Withheld	Broker Non-Vote
Uri Geiger	22,387,517	16,666	5,878,860
Samuel E. Navarro	22,369,323	34,860	5,878,860
Dolev Rafaeli	22,293,392	110,791	5,878,860
Shmuel Rubinstein	22,251,222	152,961	5,878,860
Nachum Shamir	22,248,179	156,004	5,878,860
LuAnn Via	22,365,469	38,714	5,878,860

(2) to approve the Amendment:

Votes For	Votes Against	Abstain	Broker Non-Vote
21,267,595	1,124,140	12,448	5,878,860

(3) to consider an advisory vote to approve the compensation of the Company’s named Executive officers:

Votes For	Votes Against	Abstain	Broker Non-Vote
22,249,895	125,808	28,480	5,878,860

(4) to ratify the selection by the Audit Committee of the Board of Directors of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020, was approved:

Votes For	Votes Against	Abstain	Broker Non-Vote
28,228,007	41,716	13,320	0

(5) to authorize the adjournment of the meeting if necessary to solicit additional proxies:

Votes For	Votes Against	Abstain	Broker Non-Vote
26,728,681	1,529,867	24,495	0

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Exhibit Description
3.1	Amendment to Fifth Amended and Restated Certificate of Incorporation of STRATA Skin Sciences, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATA SKIN SCIENCES, INC.

Date: January 4, 2021	By:	/s/ Matthew C. Hill
Matthew C. Hill
Chief Financial Officer